Rule 497(e)
                                                          SEC File No. 002-85378
                                                          Rule 482 ad



             Institutional Investments from R. Meeder & Associates
                    CALL (800)325-3539 for more information.


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THE FLEX-FUNDS                        CURRENT & EFFECTIVE YIELDS AS OF 10/14/99
THE MONEY MARKET FUND                     7-day Simple       7-day Compound
#1 General Purpose Money                  ------------       --------------
Market Fund(1)                               5.08%               5.20%
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THE FLEX-PARTNERS                     CURRENT & EFFECTIVE YIELDS AS OF 10/14/99
THE INSTITUTIONAL FUND                    7-day Simple       7-day Compound
One of the top institutional              ------------       --------------
money market funds.                          5.23%               5.36%
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THE FLEX-FUNDS                       AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/99
U.S. GOVERNMENT BOND FUND          One Year  Five Years  Ten Years  Life of Fund
"Defensive Investing" for the      --------  ----------  ---------  ------------
fixed income markets.               -1.70%     7.01%       6.96%       6.95%
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PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Performance figures represent average annual total returns for periods ended 9/30/99 and assume reinvestment of all dividend and capital gains distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of the Money Market, Institutional and U.S. Government Bond funds during each period shown above. An investment in The Money Market Fund or The Institutional Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. To obtain a prospectus containing more complete information about The Flex-funds, including other fees and expenses that apply to a continued investment in the Funds, you may call (800)325-3539 or write P.O. Box 7177, Dublin, OH 43017. Please read the prospectus carefully before investing.

(1) Among 83 general purpose money market funds for total cumulative total return since inception (March 1985) per Lipper, Inc. The Fund ranked among general purpose money market funds for average annual total return for the periods ended 9/30/99 as follows: 1 year - 23 out of 322; 5 years - 14 out of 213; 10 years - 6 out of 130.